UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

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Dynatronics Corporation
(Exact name of registrant as specified in its charter)

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Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(801) 568-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

(a) On November 17, 2022, we held our 2022 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date of September 20, 2022, shares eligible to vote totaled 21,923,255, comprised of 18,581,255 shares of Common Stock, 1,992,000 shares of Series A Preferred (1,628,130 shares “as-converted” voting power), and 1,359,000 shares of Series B Preferred (1,326,364 shares “as-converted” voting power). A quorum of 13,778,267 (62.82%) of the eligible shares was present in person or represented by proxy at the meeting.

(b) The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect R. Scott Ward, Scott A. Klosterman and John A. Krier to serve until the 2023 Annual Meeting of Shareholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes For	Withheld	Broker Non-Votes
R. Scott Ward	9,037,802	418,677	3,954,991
Scott A. Klosterman	9,005,667	450,812	3,954,991
John A. Krier	8,117,236	1,339,240	3,954,991

Proposal No. 2: Ratify the appointment of Tanner LLC as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2023

Votes	Votes	Votes
For	Against	Abstained
13,212,335	173,783	25,272

Proposal No. 3: Approval of Resolution Authorizing Board to Effect Reverse Stock Split of our Common Stock.

Votes	Votes	Votes
For	Against	Abstained
12,314,429	1,068,639	28,402

Proposal No. 4: Approval, on advisory basis, of executive compensation

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
8,546,405	807,633	102,441	3,954,991

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2022	DYNATRONICS CORPORATION

	By:	/s/John Krier
	Name:	John Krier
	Title:	Chief Executive Officer